UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2024
 Revelyst, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-41793		88-3763984
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

P.O. Box 1411	Providence	RI	02901
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code:  (763) 433-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01	GEAR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Capitalized terms used herein, but not otherwise defined, shall have the meanings ascribed to such terms in the Merger Agreement (as defined below).

Introductory Note.
As previously announced, on October 15, 2023, Revelyst, Inc. (“Revelyst” or the “Company”) entered into an Agreement and Plan of Merger (as amended, restated, supplemented or otherwise modified from time to time, the “Merger Agreement”) with Vista Outdoor Inc. (“Vista Outdoor”), CSG Elevate II Inc. (“Merger Sub Parent”), CSG Elevate III Inc., a wholly owned subsidiary of Merger Sub Parent (“Merger Sub”), and, solely for the purposes of specific provisions therein, CZECHOSLOVAK GROUP a.s. (“CSG”), providing for, on the terms and conditions set forth therein and in accordance with the Delaware General Corporation Law, the merger of Merger Sub with and into the Company with the Company surviving the merger as a wholly owned subsidiary of Merger Sub Parent (the “Merger” and, together with the Separation (as defined below) and the other transactions contemplated by the Merger Agreement, the Separation Agreement (as defined below) and the related transaction documents, the “Transaction”).
Simultaneously with the signing of the Merger Agreement, Revelyst and Vista Outdoor entered into a separation agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Separation Agreement”) providing for, among other things, the separation of the businesses and operations of the Revelyst Outdoor Performance, the Revelyst Adventure Sports and the Revelyst Precision Sports Technology reportable segments of Vista Outdoor (formerly comprising the Outdoor Products reportable segment of Vista Outdoor) (the “Revelyst Business”) from the other businesses and operations of Vista Outdoor (the “Sporting Products Business”) and the transfer of the Revelyst Business to Revelyst (the “Separation”).
On November 27, 2024 (the “Closing Date”), the Separation and the Merger were consummated. Revelyst, now holding only the Revelyst Business, is an independent, publicly traded company (NYSE: GEAR) and Vista Outdoor, holding only the Sporting Products Business, is a wholly owned subsidiary of CSG.
Item 1.01 Entry Into Material Definitive Agreement

On the Closing Date, Revelyst and Vista Outdoor entered into the Transition Services Agreement, pursuant to which Vista Outdoor will provide to Revelyst, and Revelyst will provide to Vista Outdoor, specified services for a limited time to help ensure an orderly transition following the Closing. The services to be provided will include certain sales, information technology, e-commerce, finance, accounting, tax, human resources, legal and other general, administrative and operational functions. The Transition Services Agreement also specifies the calculation of the costs for the services to be provided by Vista Outdoor or Revelyst, as applicable.

Each of Revelyst and Vista Outdoor, each in the capacity of service recipient, will agree to indemnify the other party (in its capacity as service provider) and the other party’s former and current directors, officers and employees, and each of the heirs, executors, successors and assigns of any of them, from any liabilities to the extent arising out of the service provider’s provision of the services unless such damages are the result of the service provider’s breach of the Transition Services Agreement, violation of law, gross negligence or willful misconduct in providing services.

For further details regarding the Transition Services Agreement, see the description set forth in the section entitled “Additional Transaction Agreements” in the Registration Statement on Form S-4, as amended (File No. 333-276525) prepared in connection with the Transaction and filed by Revelyst with the Securities and Exchange Commission that was declared effective on October 18, 2024 (the “Registration Statement”). The foregoing description of the Transition Services Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Transition Services Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Item 5.01 Changes in Control of Registrant.

Immediately prior to consummation of the Transaction, Revelyst was a wholly owned subsidiary of Vista Outdoor. As a result of the Transaction, Revelyst became an independent, publicly traded company, and Vista Outdoor retains no ownership interest in Revelyst.

The information set forth in the Introductory Note of this report is incorporated by reference in this Item 5.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
In connection with the Transaction, effective as of the Closing Date, Jung Choi and Andrew Keegan resigned as members of the Board of Directors of Revelyst (the “Board”).
In connection with the Transaction, effective as of Closing Date, the Board expanded the size of the Board to eight directors, and the following individuals were appointed to serve on the Board: Michael Callahan, Gerard Gibbons, Bruce E. Grooms, Gary L. McArthur, Eric Nyman, Michael D. Robinson, Robert M. Tarola and Lynn M. Utter. Each director will hold office until the annual meeting of the stockholders of the Company at which time the term of such director’s class ends and until his or her successor shall have been duly elected and qualified or as otherwise provided by the Bylaws (as defined below).
In connection with Transaction, effective as of Closing Date, the Board assigned (i) Lynn M. Utter, Michael Callahan and Robert M. Tarola as Class I directors, with terms expiring at the 2025 annual meeting of the Company’s stockholders, (ii) Gerard Gibbons and Michael D. Robinson as Class II directors, with terms expiring at the 2026 annual meeting of the Company’s stockholders and (iii) Eric Nyman, Gary L. McArthur and Bruce E. Grooms as Class III directors, with terms expiring at the 2027 annual meeting of the Company’s stockholders.
In connection with Transaction, effective as of the Closing Date, the Board established (i) an Audit Committee and appointed Lynn M. Utter, Bruce E. Grooms, Gary L. McArthur and Robert M. Tarola as members of the Audit Committee, (ii) a Management Development and Compensation Committee and appointed Michael Robinson, Michael Callahan, Gerard Gibbons, Bruce E. Grooms and Lynn M. Utter as members of the Management Development and Compensation Committee, (iii) a Nominating and Governance Committee and appointed Bruce E. Gibbons, Michael Callahan, Gary L. McArthur, Michael D. Robinson and Robert M. Tarola as members of the Nominating and Governance Committee.
In connection with Transaction, effective as of the Closing Date, the Board adopted the Revelyst, Inc. Income Security Plan and the Revelyst, Inc. Executive Severance Plan (together, the “Revelyst Severance Plans”), in each case, substantially in the form filed as an exhibit to the Registration Statement. For further detail regarding the Revelyst Severance Plans, see the description set forth in the sections entitled “Revelyst Executive Compensation—Revelyst Income Security Plan” and “Revelyst Executive Compensation—Revelyst Executive Severance Plan” in the Registration Statement and the full text of the Revelyst Severance Plans, which are attached hereto as Exhibits 10.1 and 10.2 and incorporated herein by reference.

The information set forth in the Introductory Note of this report is incorporated by reference in this Item 5.02.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment and Restatement of Certificate of Incorporation

On November 26, 2024, in connection with the Transaction, Revelyst amended and restated its certificate of incorporation (as so amended and restated, the “Certificate of Incorporation”). For further details regarding the Certificate of Incorporation, see the description of the Certificate of Incorporation set forth in the Registration Statement in the section entitled “Description of Revelyst Capital Stock.” This description does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Incorporation, which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Amendment and Restatement of Bylaws

On the Closing Date, in connection with the Transaction, Revelyst amended and restated its bylaws (as so amended and restated, the “Bylaws”). For further details regarding the Bylaws, see the description of the Bylaws set forth in the Registration Statement in the section entitled “Description of Revelyst Capital Stock.” This description does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, which are attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
3.1	Amended and Restated Certificate of Incorporation of Revelyst, Inc., effective as of November 26, 2024
3.2	Amended and Restated Bylaws of Revelyst, Inc., effective as of November 27, 2024
10.1	Transition Services Agreement, dated as of November 27, 2024, by and between Vista Outdoor Inc. and Revelyst, Inc.*
10.2	Revelyst, Inc. Income Security Plan
10.3	Revelyst, Inc. Executive Severance Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Schedules have been omitted pursuant to Item 601(b)(10) of Regulation S-K. The registrant agrees to furnish supplementally to the SEC a copy of any omitted schedule upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVELYST, INC.

Date: November 27, 2024	By:	/s/ Jung Choi
Name: Jung Choi Title: General Counsel & Secretary